UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

Date of Report: October 14, 2005                Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                 54-1375874
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


    101 Hubbard Street
    Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300




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ITEM 2.02.   RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND
                                    EXHIBITS

        On October 14, 2005, National Bankshares, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)     Exhibits

99.1     National Bankshares, Inc. Press Release dated October 14, 2005.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


Date:    October 14, 2005                   By:   /s/ JAMES G. RAKES
                                                                  James G. Rakes
                                                                        Chairman
                                                               President and CEO





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